SUPPLEMENT DATED MARCH 31, 2008 TO THE

FIRST INVESTORS INCOME FUNDS AND

FIRST INVESTORS EQUITY FUNDS PROSPECTUS

DATED JANUARY 31, 2008

On February 21, 2008, the Board of Trustees of the First Investors Income Funds and the First Investors Equity Funds approved the deletion of the secondary investment objective of the First Investors Fund for Income and the First Investors Global Fund, respectively.  Effective May 1, 2008, the investment objective of the Fund for Income that appears on page 20 of the prospectus is restated as “The Fund seeks high current income.”  Effective May 1, 2008, the investment objective of the Global Fund that appears on page 48 of the prospectus is restated as “The Fund seeks long-term capital growth.”

For assistance or more information, shareholders can contact their registered representative or contact the Fund’s transfer agent, Administrative Data Management Corp., Raritan Plaza 1, Edison, New Jersey 08837-3620 or call toll free 1-800-423-4026.

IEP0308

SUPPLEMENT DATED MARCH 31, 2008 TO THE

FIRST INVESTORS FUND FOR INCOME PROSPECTUS

DATED JANUARY 31, 2008

On February 21, 2008, the Board of Trustees of the First Investors Income Funds approved the deletion of the secondary investment objective of the First Investors Fund for Income (“Fund”).  Effective May 1, 2008, the investment objective of the Fund that appears on page 2 of the prospectus is restated as “The Fund seeks high current income.”

For assistance or more information, shareholders can contact their registered representative or contact the Fund’s transfer agent, Administrative Data Management Corp., Raritan Plaza 1, Edison, New Jersey 08837-3620 or call toll free 1-800-423-4026.

SAFFI0308